UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 14, 2012


                                 IMAGING3, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


           000-50099                                   95-4451059
    ------------------------              ------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (818) 260-0930
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              (Registrant's telephone number, including area code)


NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting   material  pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 8. OTHER EVENTS
-----------------------

     ITEM 8.01.   OTHER EVENTS.

     On or about May 14, 2012, a lawsuit was filed in the Superior Court of the State of California, for the County of Los Angeles, North Central District, Case No. EC058516, entitled John Vuksich versus Imaging3, Inc., Dean Janes, Xavier Aguilera, Christopher Sohn and Raul Carrega. In the lawsuit, the plaintiff seeks to, among other things, (1) strike Imaging3, Inc.'s Certificate of Amendment to Articles increasing our authorized shares, (2) void the issuance of our Series A Preferred Stock, (3) set aside the recount of the shareholder vote conducted at the last annual meeting of our shareholders, (4) compel our board of directors to fill the vacancies on our board, (5) remove Dean Janes as a director of Imaging3, Inc., (6) void the investment contracts made by us with Cranshire Capital, L.P. and its affiliates, and with Gemini Strategies, LLC and its affiliates, and (7) obtain an award of damages for Imaging3, Inc. and the plaintiff. The case is currently stayed under Bankruptcy Code ss.362 as a result of the voluntary petition for Chapter 11 bankruptcy reorganization filed by Imaging3, Inc. on September 13, 2012 in United States Bankruptcy Court, Central District of California, Case No. 2:12-41204-NB.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                           --------------------------
                                  (Registrant)

Date:  September 28, 2012


                                    /s/ Dean Janes, Chief Executive Officer
                                    --------------------------------------------
                                    Dean Janes, Chief Executive Officer















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